Exhibit 4.8

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of May 7, 2009, by and among Sonic Automotive, Inc., a Delaware corporation (the “Company”), the guarantors set forth on the signature page hereto (each a “Guarantor” and collectively, the “Guarantors”), and subscribers set forth on the signature page hereto (each a “Subscriber” and collectively, the “Subscribers”), each of whom has agreed to purchase the Company’s 6.00% Senior Secured Convertible Notes due 2012, Series A (the “Series A Notes”) or the Company’s 6.00% Senior Secured Convertible Notes due 2012, Series B (the “Series B Notes” and, together with the Series A Notes, the “Notes”), fully and unconditionally guaranteed by the Guarantors (the “Guarantees”) pursuant to the Subscription Agreement (as defined below) (the Notes, together with the Guarantees, the “Convertible Notes”). The Convertible Notes will be convertible, subject to the terms thereof, into fully paid, nonassessable shares of Class A common stock, $0.01 par value per share, of the Company (the “Common Stock”). The Series B Notes will be exchangeable for Series A Notes. The Series A Notes (including the Series A Notes for which the Series B Notes will be exchangeable), the Series B Notes and each share of Common Stock issuable upon conversion of the Convertible Notes are herein collectively referred to as the “Securities.”

This Agreement is made pursuant to the subscription agreements, dated May 4, 2009 (the “Subscription Agreements”), among the Company, the Guarantors and the Subscribers (i) for the benefit of the Subscribers and (ii) for the benefit of the Holders from time to time of the Transfer Restricted Securities (as defined below), including the Subscribers. In order to induce the Subscribers to purchase the Convertible Notes, the Company has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the obligations of the Subscribers set forth in Section 3.6 of the Subscription Agreements.

The parties hereby agree as follows:

SECTION 1. Definitions. As used in this Agreement, the following capitalized terms shall have the following meanings:

Additional Interest: As defined in Section 4 hereto.

Affiliate: An “affiliate” of the Company, as defined in Rule 144 of the Securities Act.

Business Day: Any day other than a Saturday, Sunday or U.S. federal holiday or a day on which banking institutions or trust companies located in New York, New York are authorized or obligated by law or executive order to be closed.

Closing Date: The date of this Agreement.

Commission: The Securities and Exchange Commission.

Common Stock: As defined in the preamble hereto.

Convertible Notes: As defined in the preamble hereto.

Effectiveness Date: As defined in Section 3(a) hereto.

Effectiveness Period: As defined in Section 3(a) hereto.

Effectiveness Target Date: As defined in Section 3(a) hereto.

Exchange Act: The Securities Exchange Act of 1934, as amended.

Exchange Date: July 6, 2009.

Guarantees: As defined in the preamble hereto.

Guarantors: As defined in the preamble hereto.

Holders: As defined in Section 2(b) hereto.

Indemnified Holder: As defined in Section 7(a) hereto.

Indenture: The Indenture, dated as of May 7, 2009, by and among the Company, the Guarantors and U.S. Bank, N.A., as trustee (the “Trustee”), pursuant to which the Convertible Notes are to be issued, as such Indenture is amended or supplemented from time to time in accordance with the terms thereof.

Initial Placement: The issuance and sale by the Company of the Convertible Notes to the Subscribers pursuant to the Subscription Agreements.

Interest Payment Date: As defined in the Indenture and the Securities.

Issuer Free Writing Prospectus: As defined in Section 3(c) hereof.

Majority of Holders: Holders holding a majority of the aggregate principal amount of Convertible Notes outstanding.

Notes: As defined in the preamble hereto.

Notice and Questionnaire: A written notice executed by the respective Holder and delivered to the Company containing such information as the Company may reasonably request.

Notice Holder: On any date, any Holder of Transfer Restricted Securities that has delivered a Notice and Questionnaire to the Company on or prior to such date.

Person: An individual, partnership, limited partnership, limited liability company, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

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Prospectus: The prospectus included in a Shelf Registration Statement, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

Registration Default: As defined in Section 4 hereof.

Rule 144: Rule 144 as promulgated under the Securities Act.

Securities: As defined in the preamble hereto.

Securities Act: The Securities Act of 1933, as amended.

Series A Notes: As defined in the preamble hereto.

Series B Notes: As defined in the preamble hereto.

Shelf Registration Statement: As defined in Section 3(a)(i) hereof.

Subscribers: As defined in the preamble hereto.

Subscription Agreements: As defined in the preamble hereto.

Transfer Restricted Securities: Each Security, until the earliest to occur of (a) the date on which such Security has been effectively registered for resale under the Securities Act and disposed of in accordance with a Shelf Registration Statement or (b) the date on which such Security ceases to be outstanding (whether as a result of redemption, repurchase and cancellation, conversion or otherwise).

Trust Indenture Act: The Trust Indenture Act of 1939, as amended.

Unless the context otherwise requires, the singular includes the plural, and words in the plural include the singular.

SECTION 2. Securities Subject to this Agreement.

(a) Transfer Restricted Securities. The securities entitled to the benefits of this Agreement are the Transfer Restricted Securities.

(b) Holders of Transfer Restricted Securities. A Person is deemed to be a holder of Transfer Restricted Securities (each, a “Holder”) whenever such Person owns Transfer Restricted Securities.

SECTION 3. Shelf Registration.

(a) The Company and the Guarantors shall:

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(i) by the Exchange Date, cause to be filed a shelf registration statement pursuant to Rule 415 under the Securities Act (the “Shelf Registration Statement”), which Shelf Registration Statement shall provide for resales of all Transfer Restricted Securities held by Holders who have timely provided the information required pursuant to Section 3(b) hereof; and

(ii) use its reasonable best efforts to cause the Shelf Registration Statement to be declared effective by the Commission on or before the 120th day after the later of the date the Shelf Registration Statement is filed and the Exchange Date (or if such 120th day is not a Business Day, the next succeeding Business Day) (the “Effectiveness Target Date”, and the date of such effectiveness, the “Effectiveness Date”).

Each of the Company and the Guarantors shall use its reasonable best efforts to keep the Shelf Registration Statement continuously effective, supplemented and amended as required by the provisions of Sections 5(a) and (b) hereof to the extent necessary to ensure that it is available for resales of Transfer Restricted Securities by the Holders of Transfer Restricted Securities entitled to the benefit of this Agreement, and to ensure that it conforms with the requirements of this Agreement, the Securities Act and the policies, rules and regulations of the Commission as announced from time to time, until such time as all the Transfer Restricted Securities covered by such Shelf Registration Statement have been resold pursuant to such Shelf Registration Statement (the “Effectiveness Period”); provided that the Company may, from time to time, for a period of up to an aggregate of 45 days in any calendar year determine that the Shelf Registration Statement is not usable for a valid business purpose (a “Blackout Period”).

(b) No Holder of Transfer Restricted Securities may include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Company in writing, within 10 days after receipt of a request therefor, such information as the Company may reasonably request to be included in the Notice and Questionnaire for use in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus included therein. Each Holder as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Company any updates to the Notice and Questionnaire or additional information as the Company may reasonably request.

(c) Each Holder represents and agrees that, unless it obtains the prior written consent of the Company, it will not make any offer relating to the Securities that would constitute an “issuer free writing prospectus,” as defined in Rule 433 (an “Issuer Free Writing Prospectus”), or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission. The Company represents that any Issuer Free Writing Prospectus used by the Company, when taken together with the information in the Shelf Registration Statement and the Prospectus, will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) If the Shelf Registration Statement ceases to be effective for any reason at any time during the Effectiveness Period (except during a Blackout Period or other than because all

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Transfer Restricted Securities registered thereunder shall have been resold pursuant thereto), the Company shall use its reasonable best efforts to obtain the prompt withdrawal of any order suspending effectiveness thereof or promptly file or designate a subsequent Shelf Registration Statement covering all of the Securities that as of the date of such filing or designation are Transfer Restricted Securities. If such a subsequent Shelf Registration Statement is filed or designated (and is not already effective), the Company shall use its reasonable best efforts to cause the subsequent Shelf Registration Statement to become effective as promptly as is practicable after such filing or designation and to keep such subsequent Shelf Registration Statement continuously effective until the end of the Effectiveness Period.

(e) The Company shall supplement and amend the Shelf Registration Statement during the Effectiveness Period as and if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement.

(f) The Company shall cause the Shelf Registration Statement and the related Prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement or such amendment or supplement, and any Issuer Free Writing Prospectus, as of the date thereof, (i) to comply in all material respects with the applicable requirements of the Securities Act, and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein (in the case of the Prospectus and any Issuer Free Writing Prospectus, in light of the circumstances under which they were made) not misleading.

(g) Each Holder agrees that if such Holder wishes to sell Transfer Restricted Securities pursuant to a Shelf Registration Statement and related Prospectus, it will do so only in accordance with the terms and conditions of this Agreement.

SECTION 4. Additional Interest. If (i) prior to or on the Exchange Date, the Shelf Registration Statement is not filed, or on file, with the Commission, (ii) the Shelf Registration Statement has not become effective by the Effectiveness Target Date, (iii) except during a Blackout Period, the Shelf Registration Statement is filed and declared effective but shall thereafter, during the Effectiveness Period, cease to be effective or fail to be usable for its intended purpose as to then Transfer Restricted Securities (provided, however, that any Holder that has not timely provided the information required in Section 3(b) shall not be entitled to receive Additional Interest (as defined below) for a Registration Default under this Section 4(iii)), or (iv) Blackout Periods exceed an aggregate of 45 days in any calendar year (each such event referred to in clauses (i) through (iv), a “Registration Default”), the Company hereby agrees to pay interest (“Additional Interest”) with respect to the Convertible Notes that are Transfer Restricted Securities from and including the day of the Registration Default to but excluding the earliest of (1) the day on which the Registration Default has been cured and (2) the last day of the Effectiveness Period, to each Holder of Convertible Notes that are Transfer Restricted Securities, (x) with respect to the first 45-day period during which a Registration Default shall have occurred and be continuing, equal to 0.25% per annum of the aggregate principal amount of the Convertible Notes, (y) with respect to the period commencing on the 46th day and ending on the 90th day following the day the Registration Default shall have

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occurred and be continuing, equal to 0.75% per annum of the aggregate principal amount of the Convertible Notes, and (z) with respect to the period commencing on the 91st day following the day the Registration Default shall have occurred and be continuing, equal to 1.00% per annum of the aggregate principal amount of the Convertible Notes; provided that in no event shall Additional Interest accrue at a rate per year exceeding 1.00% of the aggregate principal amount of the Convertible Notes;

All accrued Additional Interest obligations of the Company and the Guarantors set forth in the preceding paragraph that are outstanding with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until all such obligations with respect to such security shall have been satisfied in full.

Notwithstanding the foregoing, (i) the amount of Additional Interest payable shall not increase because more than one Registration Default has occurred and is continuing on a simultaneous basis and (ii) a Holder of Transfer Restricted Securities who is not entitled to the benefits of the Shelf Registration Statement shall not be entitled to Additional Interest with respect to a Registration Default that pertains to the Shelf Registration Statement.

The Additional Interest set forth above shall be the exclusive monetary remedy available to Holders of Transfer Restricted Securities for each Registration Default.

SECTION 5. Registration Procedures.

(a) If required pursuant to Section 3 hereof, in connection with the Shelf Registration Statement, each of the Company and the Guarantors shall comply with all the provisions of Section 5(b) hereof and shall use its reasonable best efforts to effect such registration to permit the resale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and pursuant thereto each of the Company and the Guarantors will prepare and file with the Commission a Shelf Registration Statement relating to the registration on any appropriate form under the Securities Act, which form shall be available for the sale of the Transfer Restricted Securities in accordance with the intended method or methods of distribution thereof in accordance with the time periods set forth in Section 3.

(b) General Provisions. In connection with the Shelf Registration Statement and any Prospectus required by this Agreement to permit the sale or resale of Transfer Restricted Securities, each of the Company and the Guarantors shall:

(i) except during a Blackout Period or the existence of any fact or event of the kind described in Section 5(b)(iii)(D), use its reasonable best efforts to keep such Shelf Registration Statement continuously effective during the Effectiveness Period; upon the occurrence of any event that would cause any such Shelf Registration Statement or the Prospectus contained therein (A) to contain a material misstatement or omission or (B) not to be effective and usable for resale of Transfer Restricted Securities during the Effectiveness Period, the Company and the Guarantors shall file promptly an appropriate amendment to such Shelf Registration Statement, a supplement to the related Prospectus

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or file any other required document, in the case of clause (A), correcting any such misstatement or omission, and, in the case of either clause (A) or (B), use its reasonable best efforts to cause such amendment to be declared effective and such Shelf Registration Statement and the related Prospectus to become usable for their intended purpose(s) as soon as practicable thereafter;

(ii) except during a Blackout Period, prepare and file with the Commission such amendments and post-effective amendments to the Shelf Registration Statement as may be necessary to keep the Shelf Registration Statement effective during the Effectiveness Period; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and to comply fully with the applicable provisions of Rules 424 and 430A under the Securities Act in a timely manner; and comply with the provisions of the Securities Act to enable the disposition of all Transfer Restricted Securities covered by the Shelf Registration Statement during the Effectiveness Period in accordance with the intended method or methods of distribution by the sellers thereof set forth or to be set forth in the Shelf Registration Statement or supplement to the Prospectus;

(iii) advise the Holders whose Transfer Restricted Securities are included in the Shelf Registration Statement promptly and, if requested by such Persons, to confirm such advice in writing, (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Shelf Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the Commission for amendments to the Shelf Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, (D) except during a Blackout Period, of the existence of any fact or the happening of any event during the Effectiveness Period that makes any statement of a material fact made in the Shelf Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Shelf Registration Statement or the Prospectus in order to make the statements therein not misleading, provided that the Company shall not be required to provide confidential information to Persons who have not signed a confidentiality agreement. If at any time the Commission shall issue any stop order suspending the effectiveness of the Shelf Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or blue sky laws, each of the Company and the Guarantors shall use its reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

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(iv) make available at reasonable times for inspection, upon written request, at the offices where normally kept, by one or more representatives of the Holders whose Transfer Restricted Securities are included in the Shelf Registration Statement, designated in writing by a Majority of Holders whose Transfer Restricted Securities are included in the Shelf Registration Statement, and one counsel retained by such selling Holders, all financial and other records, pertinent corporate documents and properties of each of the Company and the Guarantors and cause the Company’s and the Guarantors’ officers, directors and employees to supply all information reasonably requested by any such Holder, attorney or accountant in connection with such Shelf Registration Statement or any post-effective amendment thereto subsequent to the filing thereof and prior to its effectiveness; provided, that if any such information is reasonably identified by the Company or any Guarantor as being confidential or proprietary, each Person receiving such information shall take such actions as are necessary to protect the confidentiality of such information, and shall sign confidentiality agreements requested by the Company or any Guarantor prior to the receipt of such information;

(v) if requested by any Holders whose Transfer Restricted Securities are included in the Shelf Registration Statement, promptly incorporate in the Shelf Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such selling Holders may reasonably request to have included therein, including, without limitation, information relating to the “Plan of Distribution” of the Transfer Restricted Securities;

(vi) furnish to each Holder whose Transfer Restricted Securities are included in the Shelf Registration Statement without charge, at least one copy of the Shelf Registration Statement, as first filed with the Commission, and of each amendment thereto, including financial statements and schedules, all documents incorporated by reference therein and all exhibits (excluding exhibits incorporated therein by reference);

(vii) deliver to each Holder whose Transfer Restricted Securities are included in the Shelf Registration Statement, without charge, as many copies of the Prospectus (including each preliminary Prospectus) and any amendment or supplement thereto as such Persons reasonably may request; except during a Blackout Period or the existence of any fact or event of the kind described in Section 5(b)(iii)(B) through (D), each of the Company and the Guarantors hereby consents to the use of the Prospectus and any amendment or supplement thereto by each of the selling Holders in connection with the offering and the sale of such Holder’s Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto;

(viii) prior to any public offering of Transfer Restricted Securities, cooperate with the Holders whose Transfer Restricted Securities are included in the Shelf Registration Statement and their one counsel representing all such Holders in connection with the registration and qualification of the Transfer Restricted Securities under the state securities or blue sky laws of such jurisdictions as such Holders may reasonably request and do any and all other acts or things reasonably necessary or advisable to enable the

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disposition in such jurisdictions of the Transfer Restricted Securities covered by the Shelf Registration Statement; provided, however, that none of the Company nor the Guarantors shall be required to register or qualify as a foreign corporation where it is not then so qualified or to take any action that would subject it to the service of process in suits or to taxation in any jurisdiction where it is not then so subject;

(ix) cooperate with the Holders whose Transfer Restricted Securities are included in the Shelf Registration Statement to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends; and enable such Transfer Restricted Securities to be in such denominations (subject to the applicable requirements contained in the applicable Indenture) and registered in such names as the Holders may reasonably request at least two Business Days prior to any sale of Transfer Restricted Securities made by such Holders;

(x) use its reasonable best efforts to cause the Transfer Restricted Securities covered by the Shelf Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be reasonably necessary to enable the Holders whose Transfer Restricted Securities are included in the Shelf Registration Statement to consummate the disposition of such Transfer Restricted Securities, subject to the proviso contained in Section 5(b)(viii) hereof, except as may be required solely as a consequence of the nature of such Holder’s (whose Transfer Restricted Securities are included in the Shelf Registration Statement) business, in which case the Company and the Guarantors will cooperate in all reasonable respects with the filing of such Shelf Registration Statement and the granting of such approvals;

(xi) except during a Blackout Period, if any fact or event contemplated by Section 5(b)(iii)(D) hereof shall exist or have occurred, promptly prepare a supplement or post-effective amendment to the Shelf Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

(xii) during the Effectiveness Period, otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to Holders whose Transfer Restricted Securities are included in a Shelf Registration Statement, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 (which need not be audited) for the twelve-month period beginning with the first month of the Company’s first fiscal quarter commencing after the effective date of the Shelf Registration Statement;

(xiii) use its reasonable best efforts to cause the Indenture to be qualified under the Trust Indenture Act not later than the effective date of the Shelf Registration

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Statement required by this Agreement, and, in connection therewith, cooperate with the Trustee and the Holders of the Convertible Notes to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the Trust Indenture Act; and to execute and use commercially reasonable efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner;

(xiv) cause the Common Stock covered by the Shelf Registration Statement to be listed or quoted, as the case may be, on each securities exchange or automated quotation system on which the Company’s Common Stock is then listed or quoted; and

(xv) during the Effectiveness Period, provide promptly to each Holder upon written request each document filed with the Commission pursuant to the requirements of Section 13 and Section 15 of the Exchange Act after the effective date of the Shelf Registration Statement, unless such document is available through the Commission’s EDGAR and/or IDEA system.

Each Holder agrees by acquisition of a Transfer Restricted Security that, upon receipt of any written notice from the Company of the existence of any fact of the kind described in Section 5(b)(iii)(D) hereof or of a Blackout Period, such Holder will forthwith discontinue disposition of Transfer Restricted Securities pursuant to the applicable Registration Statement until such Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(b)(xi) hereof, or until it is advised in writing (the “Advice”) by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. If so directed by the Company, each Holder will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Transfer Restricted Securities that was current at the time of receipt of such notice. In the event the Company shall give any such notice, the time period regarding the effectiveness of such Registration Statement set forth in Section 3 hereof shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 5(b)(iii)(D) hereof to and including the date when each selling Holder covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by Section 5(b)(xi) hereof or shall have received the Advice; provided, however, that no such extension shall be taken into account in determining whether Additional Interest is due pursuant to Section 4 hereof or the amount of such Additional Interest, it being agreed that the Company’s option to suspend use of a Registration Statement pursuant to this paragraph shall be treated as a Registration Default for purposes of Section 4 hereof, subject to the right to invoke Blackout Periods.

Each Holder agrees by acquisition of a Transfer Restricted Security, that no Holder shall be entitled to sell any of such Transfer Restricted Securities pursuant to a Registration Statement, or to receive a Prospectus relating thereto, unless such Holder has furnished the Company with a Notice and Questionnaire as required pursuant to Section 3(b) hereof (including the information

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required to be included in such Notice and Questionnaire) and the information set forth in the next sentence. The Company may require each Notice Holder of Convertible Notes to be sold pursuant to the Shelf Registration Statement to furnish to the Company such information regarding the Holder and the distribution of such Convertible Notes as the Company may from time to time reasonably require for inclusion in such Registration Statement. Each Notice Holder agrees promptly to furnish to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Notice Holder not misleading and any other information regarding such Notice Holder and the distribution of such Transfer Restricted Securities as the Company may from time to time reasonably request in writing. The Company may exclude from such Shelf Registration Statement the Securities of any Holder that fails to furnish such information within a reasonable time after receiving such request and such Securities shall no longer be entitled to the benefits hereunder.

SECTION 6. Registration Expenses.

(a) All reasonable expenses incident to the Company’s and the Guarantor’s performance of or compliance with this Agreement will be borne by the Company and the Guarantors, jointly and severally, regardless of whether a Shelf Registration Statement becomes effective, including, without limitation: (i) all registration and filing fees and expenses; (ii) all fees and expenses of compliance with federal securities and state securities or blue sky laws; (iii) all expenses of printing (including printing of Prospectuses and certificates for the Common Stock to be issued upon conversion of the Convertible Notes); and (iv) all fees and disbursements of counsel and accountants for the Company, the Guarantors and, subject to Section 6(b) hereof, the Holders of Transfer Restricted Securities.

(b) The Company and the Guarantors, jointly and severally, will reimburse the Subscribers and the Holders of Transfer Restricted Securities being registered pursuant to the Shelf Registration Statement, as applicable, for the reasonable fees and disbursements of not more than one counsel as may be chosen by the Majority of Holders in principal amount of the Transfer Restricted Securities for whose benefit such Registration Statement is being prepared.

SECTION 7. Indemnification.

(a) The Company and the Guarantors, jointly and severally, agree to indemnify and hold harmless (i) each Holder of Transfer Restricted Securities covered by the Shelf Registration Statement and (ii) each Person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) such Holder (any of the Persons referred to in this clause (ii) being hereinafter referred to as a “controlling person”) and (iii) the respective officers, directors, partners, employees, representatives and agents of such Holder or any controlling person (any Person referred to in clause (i), (ii) or (iii) may hereinafter be referred to as an “Indemnified Holder”), to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, judgments, actions and expenses (including, without limitation, and as incurred, reimbursement of all reasonable costs of investigating, preparing, pursuing, settling, compromising, paying or defending any claim or action, or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and

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expenses of counsel to any Indemnified Holder), joint or several, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement (or any amendment or supplement thereto) or Prospectus (or any amendment or supplement thereto), or any preliminary prospectus or any Issuer Free Writing Prospectus (or any amendment or supplement thereto), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by an untrue statement or omission or alleged untrue statement or omission that is made in reliance upon and in conformity with information relating to a Holder furnished in writing to the Company by such Holder expressly for use therein.

In case any action or proceeding (including any governmental or regulatory investigation or proceeding) shall be brought or asserted against any of the Indemnified Holders with respect to which indemnity may be sought against the Company or the Guarantors, such Indemnified Holder (or the Indemnified Holder controlled by such controlling person) shall promptly notify the Company and the Guarantors in writing; provided, however, that the failure to give such notice shall not relieve any of the Company or the Guarantors from any liability under the preceding paragraph unless and to the extent such failure results in the forfeiture by the indemnifying party of substantial rights and defenses or other material harm or prejudice to such indemnifying party and shall not, in any event, relieve the Company or the Guarantors from any obligations to any Holder other than the indemnification obligation provided in the preceding paragraph. Such Indemnified Holder shall have the right to employ its own counsel in any such action and the reasonable fees and expenses of such counsel shall be paid, as incurred, by the Company and the Guarantors if the Indemnified Holder is entitled to indemnification hereunder. The Company and the Guarantors shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for such Indemnified Holders, which firm shall be designated by the Majority of Holders. The Company and the Guarantors shall be liable for any settlement of any such action or proceeding effected with the Company’s and the Guarantors’ prior written consent, which consent shall not be withheld unreasonably, and each of the Company and the Guarantors agrees to indemnify and hold harmless any Indemnified Holder from and against any loss, claim, damage, liability or expense by reason of any settlement of any action effected with the written consent of the Company and the Guarantors. The Company and the Guarantors shall not, without the prior written consent of each Indemnified Holder, settle or compromise or consent to the entry of judgment in or otherwise seek to terminate any pending or threatened action, claim, litigation or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not any Indemnified Holder is a party thereto), unless such settlement, compromise, consent or termination includes an unconditional release of each Indemnified Holder from all liability arising out of such action, claim, litigation or proceeding.

(b) Each Holder of Transfer Restricted Securities agrees, severally and not jointly, to indemnify and hold harmless the Company, the Guarantors and their respective directors, officers of the Company and the Guarantors who sign a Registration Statement, and any Person

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controlling (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) the Company or any of the Guarantors, and the respective officers, directors, partners, employees, representatives and agents of each such Person, to the same extent as the foregoing indemnity from the Company and the Guarantors to each of the Indemnified Holders, but only with respect to claims and actions based on information relating to such Holder furnished in writing by such Holder expressly for use in a Shelf Registration Statement (or any amendment or supplement thereto) or Prospectus (or any amendments or supplements thereto). In case any action or proceeding shall be brought against the Company, the Guarantors or their respective directors or officers or any such controlling person in respect of which indemnity may be sought against a Holder of Transfer Restricted Securities, such Holder shall have the rights and duties given the Company and the Guarantors, and the Company, the Guarantors, their respective directors and officers and such controlling person shall have the rights and duties given to each Holder by the preceding paragraph.

(c) If the indemnification provided for in this Section 7 is unavailable to an indemnified party under Section 7(a) or (b) hereof (other than by reason of exceptions provided in those Sections) in respect of any losses, claims, damages, liabilities, judgments, actions or expenses referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantors, on the one hand, and the Holders, on the other hand, or if such allocation is not permitted by applicable law, the relative fault of the Company and the Guarantors, on the one hand, and the Holders, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the Indemnified Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or any of the Guarantors, on the one hand, or the Indemnified Holders, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in the second paragraph of Section 7(a) hereof, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

The Company, the Guarantors and each Holder of Transfer Restricted Securities agree that it would not be just and equitable if contribution pursuant to this Section 7(c) were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No Person guilty of

13

fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The Holders’ obligations to contribute pursuant to this Section 7(c) are several in proportion to the respective principal amount of Transfer Restricted Securities held by each of the Holders hereunder and not joint.

SECTION 8. Representations and Warranties and Covenants of the Subscribers.

(a) Each of the Subscribers severally and not jointly represents, warrants and agrees that as of the Closing Date, it is not an Affiliate of the Company except as otherwise permitted under the Indenture.

(b) Each of the Subscribers severally and not jointly covenants and agrees with the Company that it will not take any action that would result in such Subscriber becoming an Affiliate of the Company during the Effectiveness Period.

SECTION 9. Miscellaneous.

(a) Notwithstanding the fact that the Holder may have requested and the Company and the trustee under the Indenture may have caused the removal of the restrictive legends relating to the Securities Act from the Securities, if the conditions of Rule 144(c)(1) are still applicable to the Securities and those conditions have not been satisfied, each Holder acknowledges that it hereby will be prohibited from selling or otherwise transferring the Securities pursuant to Rule 144 until such time as the conditions of Rule 144(c)(1) have been satisfied or a period of one year has elapsed since the later of the Closing Date or a date as of which the Securities were held by an Affiliate of the Company. The Company will provide the Holders with prompt notice of (i) any circumstance that would cause the Securities to become so restricted and (ii) when the prohibition provided herein has elapsed and the Securities may be sold or transferred pursuant to Rule 144.

(b) No Inconsistent Agreements. During the Effectiveness Period, each of the Company and the Guarantors will not on or after the date of this Agreement enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise violates the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company’s or any of the Guarantors’ other issued and outstanding securities under any agreement in effect on the date hereof.

(c) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given, unless the Company has (i) in the case of Section 4 hereof and this Section 9(c)(i), obtained the written consent of Holders of all outstanding Transfer Restricted Securities and (ii) in the case of all other provisions hereof, obtained the written consent of a Majority of Holders of the outstanding principal amount of Convertible Notes that

14

are Transfer Restricted Securities (excluding any Transfer Restricted Securities held by the Company or its Affiliates).

(d) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

(i) if to a Holder, at the address set forth on the records of the Registrar under the Indenture, with a copy to the Registrar under the Indenture or the transfer agent of the Common Stock, as the case may be; and

(ii) if to the Company:

Sonic Automotive, Inc.

6415 Idlewild Road, Suite 109

Charlotte, North Carolina 28212

Telecopier No.: (704) 566-2420

Attention: Stephen K. Coss, Esq.

With a copy to:

Fried, Frank, Harris, Shriver & Jacobson LLP

One New York Plaza

New York, NY 10004

Telecopier No.: (212) 859-4000

Attention: Stuart H. Gelfond, Esq.

All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address specified in the Indenture.

(e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without limitation, and without the need for an express assignment, subsequent Holders of Transfer Restricted Securities; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder (i) if such assignment, transfer or other disposition of Transfer Restricted Securities is in violation of the terms of the Indenture, or (ii) unless and to the extent such successor or assign acquired Transfer Restricted Securities from such Holder. If any successor or assign of any Holder shall acquire Transfer Restricted Securities, in any manner, whether by operation of law or otherwise, such Transfer Restricted Securities shall be

15

held subject to all of the terms and conditions of this Agreement, and by taking and holding such Transfer Restricted Securities, such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and conditions of this Agreement.

(f) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(g) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(h) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAW RULES THEREOF.

(i) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

(j) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

16

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

SONIC AUTOMOTIVE, INC.

By:	/s/ David P. Cosper
Name: David P. Cosper
Title: Vice Chairman & CFO

The Guarantors:

ADI OF THE SOUTHEAST LLC (a South Carolina limited liability company)

ANTREV, LLC (a North Carolina limited liability company)

ARNGAR, INC. (a North Carolina corporation)

AUTOBAHN, INC. (a California corporation)

AVALON FORD, INC. (a Delaware corporation)

CASA FORD OF HOUSTON, INC. (a Texas corporation)

CORNERSTONE ACCEPTANCE CORPORATION (a Florida corporation)

FAA AUTO FACTORY, INC. (a California corporation)

FAA BEVERLY HILLS, INC. (a California corporation)

FAA CAPITOL F, INC. (a California corporation)

FAA CAPITOL N, INC. (a California corporation)

FAA CONCORD H, INC. (a California corporation)

FAA CONCORD N, INC. (a California corporation)

FAA CONCORD T, INC. (a California corporation)

FAA DUBLIN N, INC. (a California corporation)

FAA DUBLIN VWD, INC. (a California corporation)

FAA HOLDING CORP. (a California corporation)

FAA LAS VEGAS H, INC. (a Nevada corporation)

FAA MARIN F, INC. (a California corporation)

FAA MARIN LR, INC. (a California corporation)

FAA POWAY G, INC. (a California corporation)

FAA POWAY H, INC. (a California corporation)

FAA POWAY T, INC. (a California corporation)

FAA SAN BRUNO, INC. (a California corporation)

FAA SANTA MONICA V, INC. (a California corporation)

By:	/s/ David P. Cosper
David P. Cosper

Vice President
Title

FAA SERRAMONTE, INC. (a California corporation)

FAA SERRAMONTE H, INC. (a California corporation)

FAA SERRAMONTE L, INC. (a California corporation)

FAA STEVENS CREEK, INC. (a California corporation)

FAA TORRANCE CPJ, INC. (a California corporation)

FIRSTAMERICA AUTOMOTIVE, INC. (a Delaware corporation)

FORT MILL FORD, INC. (a South Carolina corporation)

FORT MYERS COLLISION CENTER, LLC (a Florida limited liability company)

FRANCISCAN MOTORS, INC. (a California corporation)

FRANK PARRA AUTOPLEX, INC. (a Texas corporation)

FRONTIER OLDSMOBILE-CADILLAC, INC. (a North Carolina corporation)

HMC FINANCE ALABAMA, INC. (an Alabama corporation)

KRAMER MOTORS INCORPORATED (a California corporation)

L DEALERSHIP GROUP, INC. (a Texas corporation)

MARCUS DAVID CORPORATION (a North Carolina corporation)

MASSEY CADILLAC, INC. (a Tennessee corporation)

MASSEY CADILLAC, INC. (a Texas corporation)

MOUNTAIN STATES MOTORS CO., INC. (a Colorado corporation)

ONTARIO L, LLC (a California limited liability company)

ROYAL MOTOR COMPANY, INC. (an Alabama corporation)

SAI AL HC1, INC. (an Alabama corporation)

SAI AL HC2, INC. (an Alabama corporation)

SAI ANN ARBOR IMPORTS, LLC (a Michigan limited liability company)

SAI ATLANTA B, LLC (a Georgia limited liability company)

SAI BROKEN ARROW C, LLC (an Oklahoma limited liability company)

SAI CHARLOTTE M, LLC (a North Carolina limited liability company)

SAI COLUMBUS MOTORS, LLC (an Ohio limited liability company)

SAI COLUMBUS VWK, LLC (an Ohio limited liability company)

SAI FL HC1, INC. (a Florida corporation)

SAI FL HC2, INC. (a Florida corporation)

SAI FL HC3, INC. (a Florida corporation)

SAI FL HC4, INC. (a Florida corporation)

SAI FL HC5, INC. (a Florida corporation)

SAI FL HC6, INC. (a Florida corporation)

SAI FL HC7, INC. (a Florida corporation)

SAI FORT MYERS B, LLC (a Florida limited liability company)

SAI FORT MYERS H, LLC (a Florida limited liability company)

SAI FORT MYERS M, LLC (a Florida limited liability company)

By:	/s/ David P. Cosper
David P. Cosper

Vice President
Title

SAI FORT MYERS VW, LLC (a Florida limited liability company)

SAI IRONDALE IMPORTS, LLC (an Alabama limited liability company)

SAI LANSING CH, LLC (a Michigan limited liability company)

SAI LONG BEACH B, INC. (a California corporation)

SAI MD HC1, INC. (a Maryland corporation)

SAI MONROVIA B, INC. (a California corporation)

SAI MONTGOMERY B, LLC (an Alabama limited liability company)

SAI MONTGOMERY BCH, LLC (an Alabama limited liability company)

SAI MONTGOMERY CH, LLC (an Alabama limited liability company)

SAI NASHVILLE CSH, LLC (a Tennessee limited liability company)

SAI NASHVILLE H, LLC (a Tennessee limited liability company)

SAI NASHVILLE M, LLC (a Tennessee limited liability company)

SAI NASHVILLE MOTORS, LLC (a Tennessee limited liability company)

SAI NC HC2, INC. (a North Carolina corporation)

SAI OH HC1, INC. (an Ohio corporation)

SAI OK HC1, INC. (an Oklahoma corporation)

SAI OKLAHOMA CITY C, LLC (an Oklahoma limited liability company)

SAI OKLAHOMA CITY H, LLC (an Oklahoma limited liability company)

SAI ORLANDO CS, LLC (a Florida limited liability company)

SAI PEACHTREE, LLC (a Georgia limited liability company)

SAI PLYMOUTH C, LLC (a Michigan limited liability company)

SAI RIVERSIDE C, LLC (an Oklahoma limited liability company)

SAI ROCKVILLE IMPORTS, LLC (a Maryland limited liability company)

SAI TN HC1, LLC (a Tennessee limited liability company)

SAI TN HC2, LLC (a Tennessee limited liability company)

SAI TN HC3, LLC (a Tennessee limited liability company)

SAI TULSA N, LLC (an Oklahoma limited liability company)

SAI VA HC1, INC. (a Virginia corporation)

SANTA CLARA IMPORTED CARS, INC. (a California corporation)

SONIC AGENCY, INC. (a Michigan corporation)

SONIC AUTOMOTIVE F&I, LLC (a Nevada limited liability company)

SONIC AUTOMOTIVE OF CHATTANOOGA, LLC (a Tennessee limited liability company)

SONIC AUTOMOTIVE OF NASHVILLE, LLC (a Tennessee limited liability company)

SONIC AUTOMOTIVE OF NEVADA, INC. (a Nevada corporation)

SONIC AUTOMOTIVE SUPPORT, LLC (a Nevada limited liability company)

SONIC AUTOMOTIVE WEST, LLC (a Nevada limited liability company)

SONIC AUTOMOTIVE-1495 AUTOMALL DRIVE, COLUMBUS, INC. (an Ohio corporation)

SONIC AUTOMOTIVE - 1720 MASON AVE., DB, INC. (a Florida corporation)

By:	/s/ David P. Cosper
David P. Cosper

Vice President
Title

SONIC AUTOMOTIVE - 1720 MASON AVE., DB, LLC (a Florida limited liability company)

SONIC AUTOMOTIVE 2424 LAURENS RD., GREENVILLE, INC. (a South Carolina corporation)

SONIC AUTOMOTIVE - 2490 SOUTH LEE HIGHWAY, LLC (a Tennessee limited liability company)

SONIC AUTOMOTIVE 2752 LAURENS RD., GREENVILLE, INC. (a South Carolina corporation)

SONIC AUTOMOTIVE-3700 WEST BROAD STREET, COLUMBUS, INC. (an Ohio corporation)

SONIC AUTOMOTIVE-4000 WEST BROAD STREET, COLUMBUS, INC. (an Ohio corporation)

SONIC AUTOMOTIVE 5260 PEACHTREE INDUSTRIAL BLVD., LLC (a Georgia limited liability company)

SONIC AUTOMOTIVE – 6008 N. DALE MABRY, FL, INC. (a Florida corporation)

SONIC AUTOMOTIVE - 9103 E. INDEPENDENCE, NC, LLC (a North Carolina limited liability company)

SONIC – 2185 CHAPMAN RD., CHATTANOOGA, LLC (a Tennessee limited liability company)

SONIC – BUENA PARK H, INC. (a California corporation)

SONIC – CALABASAS A, INC. (a California corporation)

SONIC – CALABASAS M, INC. (a California corporation)

SONIC – CALABASAS V, INC. (a California corporation)

SONIC – CAPITOL CADILLAC, INC. (a Michigan corporation)

SONIC – CAPITOL IMPORTS, INC. (a South Carolina corporation)

SONIC – CARSON F, INC. (a California corporation)

SONIC – CARSON LM, INC. (a California corporation)

SONIC – CHATTANOOGA D EAST, LLC (a Tennessee limited liability company)

SONIC – COAST CADILLAC, INC. (a California corporation)

SONIC – DENVER T, INC. (a Colorado corporation)

SONIC – DENVER VOLKSWAGEN, INC. (a Colorado corporation)

SONIC DEVELOPMENT, LLC (a North Carolina limited liability company)

SONIC DIVISIONAL OPERATIONS, LLC (a Nevada limited liability company)

SONIC – DOWNEY CADILLAC, INC. (a California corporation)

SONIC – ENGLEWOOD M, INC. (a Colorado corporation)

SONIC ESTORE, INC. (a North Carolina corporation)

SONIC – FORT MILL CHRYSLER JEEP, INC. (a South Carolina corporation)

SONIC – FORT MILL DODGE, INC. (a South Carolina corporation)

SONIC FREMONT, INC. (a California corporation)

By:	/s/ David P. Cosper
David P. Cosper

Vice President
Title

SONIC – HARBOR CITY H, INC. (a California corporation)

SONIC – INTEGRITY DODGE LV, LLC (a Nevada limited liability company)

SONIC – LS, LLC (a Delaware limited liability company)

SONIC – LAKE NORMAN CHRYLSER JEEP, LLC (a North Carolina limited liability company)

SONIC - LAS VEGAS C EAST, LLC (a Nevada limited liability company)

SONIC - LAS VEGAS C WEST, LLC (a Nevada limited liability company)

SONIC - LLOYD NISSAN, INC. (a Florida corporation)

SONIC - LLOYD PONTIAC – CADILLAC, INC. (a Florida corporation)

SONIC – LONE TREE CADILLAC, INC. (a Colorado corporation)

SONIC - MANHATTAN FAIRFAX, INC. (a Virginia corporation)

SONIC – MASSEY CHEVROLET, INC. (a California corporation)

SONIC – MASSEY PONTIAC BUICK GMC, INC. (a Colorado corporation)

SONIC - NEWSOME CHEVROLET WORLD, INC. (a South Carolina corporation)

SONIC - NEWSOME OF FLORENCE, INC. (a South Carolina corporation)

SONIC - NORTH CHARLESTON, INC. (a South Carolina corporation)

SONIC - NORTH CHARLESTON DODGE, INC. (a South Carolina corporation)

SONIC OF TEXAS, INC. (a Texas corporation)

SONIC – OKEMOS IMPORTS, INC. (a Michigan corporation)

SONIC – PLYMOUTH CADILLAC, INC. (a Michigan corporation)

SONIC RESOURCES, INC. (a Nevada corporation)

SONIC - RIVERSIDE AUTO FACTORY, INC. (an Oklahoma corporation)

SONIC – SANFORD CADILLAC, INC. (a Florida corporation)

SONIC SANTA MONICA M, INC. (a California corporation)

SONIC SANTA MONICA S, INC. (a California corporation)

SONIC – SATURN OF SILICON VALLEY, INC. (a California corporation)

SONIC – SERRAMONTE I, INC. (a California corporation)

SONIC - SHOTTENKIRK, INC. (a Florida corporation)

SONIC – SOUTH CADILLAC, INC. (a Florida corporation)

SONIC – STEVENS CREEK B, INC. (a California corporation)

SONIC TYSONS CORNER H, INC. (a Virginia corporation)

SONIC TYSONS CORNER INFINITI, INC. (a Virginia corporation)

SONIC-VOLVO LV, LLC (a Nevada limited liability company)

SONIC WALNUT CREEK M, INC. (a California corporation)

SONIC – WEST COVINA T, INC. (a California corporation)

SONIC - WILLIAMS CADILLAC, INC. (an Alabama corporation)

SONIC WILSHIRE CADILLAC, INC. (a California corporation)

SRE ALABAMA - 2, LLC (an Alabama limited liability company)

By:	/s/ David P. Cosper
David P. Cosper

Vice President
Title

SRE ALABAMA - 3, LLC (an Alabama limited liability company)

SRE ALABAMA – 4, LLC (an Alabama limited liability company)

SRE ALABAMA – 5, LLC (an Alabama limited liability company)

SREALESTATE ARIZONA - 1, LLC (an Arizona limited liability company)

SREALESTATE ARIZONA - 2, LLC (an Arizona limited liability company)

SREALESTATE ARIZONA - 3, LLC (an Arizona limited liability company)

SREALESTATE ARIZONA - 4, LLC (an Arizona limited liability company)

SREALESTATE ARIZONA – 5, LLC (an Arizona limited liability company)

SREALESTATE ARIZONA – 6, LLC (an Arizona limited liability company)

SREALESTATE ARIZONA – 7, LLC (an Arizona limited liability company)

SRE CALIFORNIA – 1, LLC (a California limited liability company)

SRE CALIFORNIA – 2, LLC (a California limited liability company)

SRE CALIFORNIA – 3, LLC (a California limited liability company)

SRE CALIFORNIA – 4, LLC (a California limited liability company)

SRE CALIFORNIA – 5, LLC (a California limited liability company)

SRE CALIFORNIA – 6, LLC (a California limited liability company)

SRE COLORADO – 1, LLC (a Colorado limited liability company)

SRE COLORADO – 2, LLC (a Colorado limited liability company)

SRE COLORADO – 3, LLC (a Colorado limited liability company)

SRE FLORIDA - 1, LLC (a Florida limited liability company)

SRE FLORIDA - 2, LLC (a Florida limited liability company)

SRE FLORIDA - 3, LLC (a Florida limited liability company)

SRE HOLDING, LLC (a North Carolina limited liability company)

SRE MARYLAND – 1, LLC (a Maryland limited liability company)

SRE MARYLAND – 2, LLC (a Maryland limited liability company)

SRE MICHIGAN – 3, LLC (a Michigan limited liability company)

SRE NEVADA – 1, LLC (a Nevada limited liability company)

SRE NEVADA – 2, LLC (a Nevada limited liability company)

SRE NEVADA – 3, LLC (a Nevada limited liability company)

SRE NEVADA – 4, LLC (a Nevada limited liability company)

SRE NEVADA – 5, LLC (a Nevada limited liability company)

SRE NORTH CAROLINA – 1, LLC (a North Carolina limited liability company)

SRE NORTH CAROLINA – 2, LLC (a North Carolina limited liability company)

SRE NORTH CAROLINA – 3, LLC (a North Carolina limited liability company)

SRE OKLAHOMA – 1, LLC (an Oklahoma limited liability company)

SRE OKLAHOMA – 2, LLC (an Oklahoma limited liability company)

SRE OKLAHOMA – 3, LLC (an Oklahoma limited liability company)

By:	/s/ David P. Cosper
David P. Cosper

Vice President
Title

SRE OKLAHOMA – 4, LLC (an Oklahoma limited liability company)

SRE OKLAHOMA – 5, LLC (an Oklahoma limited liability company)

SRE SOUTH CAROLINA - 2, LLC (a South Carolina limited liability company)

SRE SOUTH CAROLINA – 3, LLC (a South Carolina limited liability company)

SRE SOUTH CAROLINA – 4, LLC (a South Carolina limited liability company)

SRE TENNESSEE - 1, LLC (a Tennessee limited liability company)

SRE TENNESSEE - 2, LLC (a Tennessee limited liability company)

SRE TENNESSEE - 3, LLC (a Tennessee limited liability company)

SRE TENNESSEE – 4, LLC (a Tennessee limited liability company)

SRE TENNESSEE – 5, LLC (a Tennessee limited liability company)

SRE TENNESSEE – 6, LLC (a Tennessee limited liability company)

SRE TENNESSEE – 7, LLC (a Tennessee limited liability company)

SRE TENNESSEE – 8, LLC (a Tennessee limited liability company)

SRE TENNESSEE – 9, LLC (a Tennessee limited liability company)

SRE VIRGINIA - 1, LLC (a Virginia limited liability company)

SRE VIRGINIA – 2, LLC (a Virginia limited liability company)

STEVENS CREEK CADILLAC, INC. (a California corporation)

TOWN AND COUNTRY FORD, INCORPORATED (a North Carolina corporation)

VILLAGE IMPORTED CARS, INC. (a Maryland corporation)

WINDWARD, INC. (a Hawaii corporation)

Z MANAGEMENT, INC. (a Colorado corporation)

By:	/s/ David P. Cosper
David P. Cosper

Vice President
Title

PHILPOTT MOTORS, LTD. (a Texas limited partnership)

SONIC ADVANTAGE PA, LP (a Texas limited partnership)

SONIC AUTOMOTIVE OF TEXAS, L.P. (a Texas limited partnership)

SONIC AUTOMOTIVE - 3401 N. MAIN, TX, L.P. (a Texas limited partnership)

SONIC AUTOMOTIVE - 4701 I-10 EAST, TX, L.P. (a Texas limited partnership)

SONIC AUTOMOTIVE - 5221 I-10 EAST, TX, L.P. (a Texas limited partnership)

SONIC – CADILLAC D, L.P. (a Texas limited partnership)

SONIC - CAMP FORD, L.P. (a Texas limited partnership)

SONIC – CARROLLTON V, L.P. (a Texas limited partnership)

SONIC – CLEAR LAKE N, L.P. (a Texas limited partnership)

SONIC – CLEAR LAKE VOLKSWAGEN, L.P. (a Texas limited partnership)

SONIC – FORT WORTH T, L.P. (a Texas limited partnership)

SONIC – FRANK PARRA AUTOPLEX, L.P. (a Texas limited partnership)

SONIC HOUSTON JLR, LP (a Texas limited partnership)

SONIC HOUSTON LR, LP (a Texas limited partnership)

SONIC – HOUSTON V, L.P. (a Texas limited partnership)

SONIC – JERSEY VILLAGE VOLKSWAGEN, L.P. (a Texas limited partnership)

SONIC - LUTE RILEY, L. P. (a Texas limited partnership)

SONIC – MASSEY CADILLAC, L.P. (a Texas limited partnership)

SONIC – MESQUITE HYUNDAI, L.P. (a Texas limited partnership)

SONIC MOMENTUM B, L.P. (a Texas limited partnership)

SONIC MOMENTUM JVP, L.P. (a Texas limited partnership)

SONIC MOMENTUM VWA, L.P. (a Texas limited partnership)

SONIC – READING, L.P. (a Texas limited partnership)

SONIC – RICHARDSON F, L.P. (a Texas limited partnership)

SONIC - SAM WHITE NISSAN, L.P. (a Texas limited partnership)

SONIC – UNIVERSITY PARK A, L.P. (a Texas limited partnership)

SRE TEXAS - 1, L.P. (a Texas limited partnership)

SRE TEXAS - 2, L.P. (a Texas limited partnership)

SRE TEXAS - 3, L.P. (a Texas limited partnership)

SRE TEXAS – 4, L.P. (a Texas limited partnership)

SRE TEXAS – 5, L.P. (a Texas limited partnership)

SRE TEXAS – 6, L.P. (a Texas limited partnership)

SRE TEXAS – 7, L.P. (a Texas limited partnership)

SRE TEXAS – 8, L.P. (a Texas limited partnership)

By:	SONIC OF TEXAS, INC.
its sole General Partner

By:	/s/ David P. Cosper
David P. Cosper

Vice President
Title

SAI GA HC1, LP (a Georgia limited partnership)

SONIC PEACHTREE INDUSTRIAL BLVD., L.P. (a Georgia limited partnership)

SONIC – STONE MOUNTAIN T, L.P. (a Georgia limited partnership)

SRE GEORGIA – 1, L.P. (a Georgia limited partnership)

SRE GEORGIA – 2, L.P. (a Georgia limited partnership)

SRE GEORGIA – 3, L.P. (a Georgia limited partnership)

By:	SAI GEORGIA, LLC
its sole General Partner
By:	SONIC AUTOMOTIVE OF NEVADA, INC.
its sole Member

By:	/s/ David P. Cosper
David P. Cosper

Vice President
Title

SAI STONE MOUNTAIN T, LLC (a Georgia limited liability company)

By:	SAI GA HC1, LP
its sole Member
By:	SAI GEORGIA, LLC
its sole General Partner
By:	SONIC AUTOMOTIVE OF NEVADA, INC.
its sole Member

By:	/s/ David P. Cosper
David P. Cosper

Vice President
Title

SONIC – LS CHEVROLET, L.P. (a Texas limited partnership)

By:	LS, LLC
its sole General Partner

By:	/s/ David P. Cosper
David P. Cosper

Vice President
Title

SAI CLEARWATER T, LLC (a Florida limited liability company)

By:	SAI FL HC2, INC.
its sole Member

By:	/s/ David P. Cosper
David P. Cosper

Vice President
Title

SAI COLUMBUS T, LLC (an Ohio limited liability company)

By:	SONIC AUTOMOTIVE, INC.
its sole Member

By:	/s/ David P. Cosper
David P. Cosper

Vice President
Title

SAI GEORGIA, LLC (a Georgia limited liability company)

By:	SONIC AUTOMOTIVE OF NEVADA, INC.
its sole Member

By:	/s/ David P. Cosper
David P. Cosper

Vice President
Title

SAI IRONDALE L, LLC (an Alabama limited liability company)

By:	SAI AL HC2, INC.
its sole Member

By:	/s/ David P. Cosper
David P. Cosper

Vice President
Title

SAI OKLAHOMA CITY T, LLC (an Oklahoma limited liability company)

SAI TULSA T, LLC (an Oklahoma limited liability company)

By:	SAI OK HC1, INC.
its sole Member

By:	/s/ David P. Cosper
David P. Cosper

Vice President
Title

SAI ROCKVILLE L, LLC (a Maryland limited liability company)

By:	SAI MD HC1, INC.
its sole Member

By:	/s/ David P. Cosper
David P. Cosper

Vice President
Title

The foregoing Registration Rights Agreement is hereby confirmed and accepted as of the date first above written.

NICHOLAS APPLEGATE CAPITAL MANAGEMENT

By:	/s/ Justin Kass
Name:	Justin Kass
Title:	Managing Director

The foregoing Registration Rights Agreement is hereby confirmed and accepted as of the date first above written.

NICHOLAS APPLEGATE CAPITAL MANAGEMENT

By:	/s/ Justin Kass
Name:	Justin Kass
Title:	Managing Director

The foregoing Registration Rights Agreement is hereby confirmed and accepted as of the date first above written.

NICHOLAS APPLEGATE CAPITAL MANAGEMENT

By:	/s/ Justin Kass
Name:	Justin Kass
Title:	Managing Director

The foregoing Registration Rights Agreement is hereby confirmed and accepted as of the date first above written.

PIONEER FUNDUSZ OBLIGACJI DOLAROWYCH PLUS FIO

By:	/s/ Tracy Wright
Name:	Tracy Wright
Title:	Portfolio Manager

The foregoing Registration Rights Agreement is hereby confirmed and accepted as of the date first above written.

PIONEER HIGH YIELD VCT PORTFOLIO

By:	/s/ Tracy Wright
Name:	Tracy Wright
Title:	Portfolio Manager

The foregoing Registration Rights Agreement is hereby confirmed and accepted as of the date first above written.

ING PIONEER HIGH YIELD PORTFOLIO

By:	/s/ Tracy Wright
Name:	Tracy Wright
Title:	Portfolio Manager

The foregoing Registration Rights Agreement is hereby confirmed and accepted as of the date first above written.

PIONEER HIGH YIELD FUND

By:	/s/ Tracy Wright
Name:	Tracy Wright
Title:	Portfolio Manager

The foregoing Registration Rights Agreement is hereby confirmed and accepted as of the date first above written.

PIONEER FUNDS US HIGH YIELD SUB FUND

By:	/s/ Tracy Wright
Name:	Tracy Wright
Title:	Portfolio Manager

The foregoing Registration Rights Agreement is hereby confirmed and accepted as of the date first above written.

LION GLOBAL INVESTORS LIMITED

By:	/s/ Tracy Wright
Name:	Tracy Wright
Title:	Portfolio Manager

The foregoing Registration Rights Agreement is hereby confirmed and accepted as of the date first above written.

POST ADVISORY GROUP, LLC, in its capacity as Investment Manager to certain Subscribers

By:	/s/ Lawrence Post
Name:	Lawrence Post
Title:	Vice Chairman

The foregoing Registration Rights Agreement is hereby confirmed and accepted as of the date first above written:

NARSIL INVESTMENT FUND LLC

By:	/s/ Scott Thomson
Name:	Scott Thomson
Title:	Manager

The foregoing Registration Rights Agreement is hereby confirmed and accepted as of the date first above written.

UNITED FUNERAL SYSTEM INC. (UNITED FUNERAL DIRECTORS BENEFIT LIFE INSURANCE CO.)

By:	/s/ Charlie Allison
Name:	Charlie Allison
Title:	President

The foregoing Registration Rights Agreement is hereby confirmed and accepted as of the date first above written.

FALCON POINT CAPITAL LLC

By:	/s/ Michael Thomas
Name:	Michael Thomas
Title:	Senior Portfolio Manager

The foregoing Registration Rights Agreement is hereby confirmed and accepted as of the date first above written.

Entity:

By:	/s/ Jeffrey C. Rachor
Name:	Jeffrey C. Rachor
Title: